UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 11, 2005


                               CALPINE CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State of Other Jurisdiction of Incorporation)

                        Commission file number: 001-12079

                  I.R.S. Employer Identification No. 77-0212977

                           50 West San Fernando Street
                           San Jose, California 95113
                            Telephone: (408) 995-5115
         (Address of principal executive offices and telephone number)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.05 -- COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES

     On August 16, 2005, Calpine Corporation (the "Company") issued a press release announcing that the Company had agreed to sell its 550-megawatt Ontelaunee Energy Center to LS Power Equity Partners, LP for $225 million, following approval of the sale by the Executive Committee of the Board of Directors on August 11, 2005. The Company estimates cash expenditures related to the sale to be approximately $1.0 million for transaction costs, primarily legal fees. In connection with the sale, the Company estimates that it will record a loss on the sale of this asset of approximately $130 million, taking into account such transaction costs, in the third quarter of 2005 within the results of discontinued operations. In addition, the Company would record a non-cash charge related to the write-off of unamortized deferred financing costs if a portion of the net proceeds is used to repurchase or retire debt, but we cannot presently estimate the amount of such charge. For more information, see the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.



ITEM 9.01 -- FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of Businesses Acquired.

     Not  Applicable

(b)  Pro Forma Financial Information.

     Not  Applicable

(c)  Exhibits.

     99.1. Press release dated August 16, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CALPINE CORPORATION

                                  By:  /s/ Charles B. Clark, Jr.
                                       ------------------------------------
                                       Charles B. Clark, Jr.
                                       Senior Vice President, Controller and
                                       Chief Accounting Officer


Date: August 22, 2005

                                 EXHIBIT INDEX


                              Exhibit    Description
                              -------    -----------
                              99.1       Press release




EXHIBIT 99.1



NEWS RELEASE                                            CONTACTS: (408) 995-5115
                                    Media Relations:  Bill Highlander, Ext. 1244
                                    Investor Relations:  Karen Bunton, Ext. 1121


            Calpine to Sell Ontelaunee Energy Center for $225 Million

     (SAN JOSE, Calif.) /PR Newswire - First Call/ August 16, 2005 - Calpine Corporation [NYSE:CPN] has agreed to sell its 550-megawatt Ontelaunee Energy Center to LS Power Equity Partners, LP (LS Power) for $225 million. The asset sale is part of Calpine's strategic initiative to reduce debt and optimize its power plant portfolio. Since launching its strategic initiative in May 2005, Calpine has completed or announced more than $2 billion of asset sales.

     The Ontelaunee sale is the third of four planned power plant sales, which the company announced in June 2005. Calpine expects to complete the sale in September, pending regulatory approval and other conditions of closing. Net proceeds from the sale of Ontelaunee will be used to reduce debt and as otherwise permitted by the company's indentures.

     "By divesting of non-strategic assets like Ontelaunee, we continue to de-lever our balance sheet and re-focus resources on Calpine's core power markets," stated Calpine Executive Vice President and CFO Bob Kelly. "At the same time, by providing LS Power a broad range of operational and power services for Ontelaunee, Calpine has a great opportunity to expand our energy services business units."

     As part of the transaction, Calpine will continue to operate the plant on behalf of LS Power for five years, and provide turbine maintenance and parts services for ten years. Calpine Energy Services, the trading and risk management subsidiary for Calpine, will supply a variety of energy services, including power marketing, and scheduling of power and fuel for a six-month term.

     The Ontelaunee Energy Center is a natural gas-fired, combined-cycle power plant located in Ontelaunee Township, Pennsylvania. The plant entered operations in 2002 and generates electricity for the Pennsylvania-New Jersey-Maryland power market.


About Calpine

     A  major  power  company,   Calpine  Corporation   supplies  customers  and
communities with electricity from clean, efficient, natural gas-fired and geothermal power plants. Calpine owns, leases and operates integrated systems of plants in 21 U.S. states and three Canadian provinces. Its customized products and services include wholesale and retail electricity, natural gas, gas turbine components and services, energy management, and a wide range of power plant engineering, construction and operations services. Calpine was founded in 1984. It is included in the S&P 500 Index and is publicly traded on the New York Stock Exchange under the symbol CPN. For more information, visit www.calpine.com.

     This news release discusses certain matters that may be considered "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the intent, belief or current expectations of Calpine Corporation ("the Company") and its management. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties that could materially affect actual results such as, but not limited to, (i) the timing and extent of deregulation of energy markets and the rules and regulations adopted on a transitional basis with respect thereto; (ii) the timing and extent of changes in commodity prices for energy, particularly natural gas and electricity; (iii) unscheduled outages of operating plants; (iv) a competitor's development of lower cost generating gas-fired power plants; (v) risks associated with marketing and selling power from power plants in the newly-competitive energy market; and (vi) other risks identified from time-to-time in the Company's reports and registration statements filed with the SEC, including the risk factors identified in its Annual Report on Form 10-K for the year ended December 31, 2004, and in its Quarterly Report on Form 10-Q for the three months ended June 30, 2005, which can be found on the Company's website at www.calpine.com. All information set forth in this news release is as of today's date, and the Company undertakes no duty to update this information.